                                                                      Appendix A



                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                           YOUR PROXY VOTE IS IMPORTANT!

                                           AND NOW YOU CAN VOTE YOUR PROXY
                                           ON THE PHONE, OR THE INTERNET.

                                           IT SAVES MONEY! TELEPHONE, FACSIMILE
                                           AND INTERNET VOTING SAVES POSTAGE
                                           COST. SAVINGS WHICH CAN HELP
                                           MINIMIZE EXPENSES.

                                           IT SAVES TIME! TELEPHONE AND
                                           INTERNET VOTING IS INSTANTANEOUS - 24
                                           HOURS A DAY.

                                           IT'S EASY! JUST FOLLOW THESE SIMPLE
                                           STEPS:

                                           1. READ YOUR PROXY STATEMENT AND
                                           HAVE IT AT HAND.

                                           2. CALL TOLL-FREE X-XXX-XXX-XXXX, OR
                                           GO TO WEBSITE: HTTPS://VOTE.PROXY-
                                           DIRECT.COM

                                           3. FOLLOW THE RECORDED OR ON-SCREEN
                                           DIRECTIONS.

                                           4. DO NOT MAIL YOUR PROXY CARD
                                           WHEN YOU VOTE BY PHONE, OR INTERNET.







                  Please detach at perforation before mailing.


PROXY                       VAN KAMPEN INCOME TRUST                        PROXY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 27, 2006

The undersigned holder of Common Shares of Van Kampen Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, October 27, 2006 at 9:00 a.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common
Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL" OF THE NOMINEES FOR THE BOARD OF TRUSTEES AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON OCTOBER 27, 2006.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

                           VOTE VIA THE TELEPHONE: X-XXX-XXX-XXXX
                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM /999 9999 9999 999/

                           NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                           _____________________________________________________
                           Signature

                           _____________________________________________________
                           Signature (if held jointly)

                           _____________________________________________________
                           Date                                       XXX XXXX



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

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT










                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                  Please detach at perforation before mailing.



 1.  Authority to vote for the election as trustees, the nominees named below:
     01 R. Craig Kennedy  02  Jack E. Nelson   03  Hugo F. Sonnenschein

     To withhold authority for any individual, mark the box "For All Except" and
     write the nominee's(s') number on the line below.                              FOR     WITHHOLD     FOR ALL
                                                                                    ALL                  EXCEPT
     ____________________________________________________________                   [ ]       [ ]         [ ]


 2.  To transact such other business as may properly be presented at the
     Meeting or any adjournment thereof.                                            [ ]       [ ]         [ ]

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR ALL" OF THE NOMINEES IN
PROPOSAL 1. PLEASE MARK VOTES AS IN THIS EXAMPLE:     [X]


                             YOUR VOTE IS IMPORTANT.

                PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
    ENCLOSED PROXY CARD OR BY RECORDING YOU VOTING INSTRUCTIONS BY TELEPHONE
             OR VIA THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

                                    XXX XXXX

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